SALOMON BROTHERS SERIES FUNDS INC.

Salomon Brothers Balanced Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Strategic Bond Fund

Salomon Brothers Short-Intermediate U.S. Government Fund

Supplement Dated March 17, 2006 to

Prospectus dated April 29, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption “Management”:

Effective March 17, 2006, Salomon Brothers Asset Management Inc. (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Series Funds Inc. — Salomon Brothers Balanced Fund: S. Kenneth Leech, Stephen A. Walsh, Mark Lindbloom, Carl L. Eichstaedt, and Edward A. Moody.

Effective March 17, 2006, Salomon Brothers Asset Management Inc. (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Series Funds Inc. — Salomon Brothers High Yield Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel, and Ian R. Edmonds.

Effective March 17, 2006, Salomon Brothers Asset Management Inc. (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Series Funds Inc. — Salomon Brothers Strategic Bond Fund: S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, and Michael C. Buchanan.

Effective March 17, 2006, Salomon Brothers Asset Management Inc. (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Salomon Brothers Series Funds Inc. — Salomon Brothers Short-Intermediate U.S. Government Fund: S. Kenneth Leech, Stephen A. Walsh, Mark Lindbloom, and Carl L. Eichstaedt .

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Each fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech, Mr. Walsh, Mr. Gardner, Mr. Moody, Mr. Eichstaedt, Mr. Settel, and Mr. Edmonds have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

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